AMENDED AND RESTATED WARRANT CERTIFICATE

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY OTHER STATUTE, RULE OR REGULATION. SUCH WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT AND SUCH WARRANTS AND SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF iN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH WARRANTS OR SHARES OR UNLESS, IN THE OPINION OF THE ISSUER'S COUNSEL, REGISTRATION IS NOT REQUIRED UNDER THE ACT.

CALIBRUS, INC.
AMENDED AND RESTATED
COMMON STOCK WARRANT

WARRANT TO ACQUIRE 691,104 SHARES OF COMMON STOCK.
IN CALIBRUS, INC, AS DESCRIBED HEREIN

Effective Date: August 21, 2002.

Expiration Date: August 21, 2009.

This certifies that, for $100 and for other value received:

Name:

Magnet Capital L.P., its successor(s) or transferee(s) (the "Holder")

Address:

3550 North Central Avenue, Suite 1400 Phoenix, AZ 85012

is entitled to acquire from Calibrus, Inc, a Nevada corporation (the "Company"), having its principal office at 1225 West Washington, Tempe, Arizona, 85281, upon full payment of the Total Exercise Price (as defined herein), 691,104 fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), with any shares so purchased being shares of Common Stock, subject to the terms set forth herein, Holder shall pay income taxes that may be payable by the Holder related to this Amended and Restated Common Stock Warrant (the "Warrant") and its exercise. The Company represents and warrants to the Holder that the shares the Holder is entitled to acquire pursuant to this Warrant constitute approximately ten percent (10.00%) of the equity of the Company issued and diluted assuming the issuance of the stock represented by this Warrant as of the Effective Date hereof, This Warrant is being provided in connection with a modification to the Loan from the Holder to the Company evidenced by the Loan Agreement and the Note both originally executed on or about the Effective Date of this Warrant and amended by a Loan Modification Agreement, which is executed on or about even date with this Warrant. For purposes of this Warrant, subsequent references to the Note or the Loan Agreement shall refer to either the original Loan Agreement or to the Loan Agreement as amended by the Loan Modification Agreement, depending on the context. This Amended and Restated Common Stock Warrant amends, supercedes and replaces the original Common Stock Warrant, dated August 21, 2002, which except as set forth below shall have no further effect; provided, however, if for any reason this 'Warrant shall be deemed to be unenforceable or of limited enforceability, then the Holder shall be entitled to enforce both the original Common Stock Warrant and this Warrant but only to the extent that the Holder shall receive economic benefits equivalent to what the Holder was intended to receive under this Warrant.

ARTICLE Exercise of Warrants

1.1 Manner of Exercise. After the Effective Date and prior to the Expiration Date, subject to the limitations set forth in the preceding paragraph, this Warrant may be exercised, in whole or in part, at any time or from time to time. To exercise this Warrant, in whole or in part, the Holder shall deliver to the Company, (a) a written notice, in substantially the form of the Exercise Notice attached as Exhibit A hereto, of such Holder's election to exercise this Warrant, Which shall be duly executed by the Holder or its duly authorized agent or attorney, (b) this Warrant, and (c) the Exercise Price multiplied by the number of shares of Common Stock to be received upon the exercise of the Warrant, or portion thereof (the "Total Exercise Price"). The Company shall, promptly following receipt by the Company of the Exercise Notice, this Warrant and full payment of the Total Exercise Price, execute and deliver or cause to be executed and delivered, :in accordance with such notice, a certificate or certificates evidencing the aggregate number of shares of Common Stock issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued, and such Holder or other person so designated shall be deemed for all purposes to have become a holder of record of such Shares of Common Stock, as of the date, the Exercise Notice, this Warrant and the Total Exercise Price are received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates evidencing the aggregate number of Shares of Common Stock issuable upon such exercise, deliver to the Holder a new Warrant evidencing the rights to acquire the remaining Shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of certificates and new Warrants, except that if certificates or new Warrants shall be registered in a name or names other than the name of the Holder, such registration shall be conditioned upon the receipt of (i) the opinion of counsel that registration under the Act is not required for such transfer (unless such transfer is made pursuant to such a registration) and (ii) representations regarding the transferee's investment intent in form and substance reasonably satisfactory to the Company.

1.2

Fractional Shares. The Company may issue fractional shares of Common Stock in connection with any exercise hereunder,

ARTICLE 2. Transfer Rights

2.1 Transfer Rights. Unless contrary to the provisions of the Act or any other statute, rule or regulation, this Warrant is transferable, in whole or in part, at the offices of the Company by the Holder thereof, in person or by duly authorized attorney, upon presentation of this Warrant Certificate and an Assignment, substantially in the form of Exhibit B attached hereto, properly endorsed. Transfer shall be conditioned upon receipt by the Company of the opinion (if applicable) and representations referred to in Section 1.1(i) and (ii) above. In the event that the Holder intends to make a transfer, Holder will notify the Company of said intention and the identification of the transferee. Holder shall not complete the transfer without the Company's approval, and such approval shall be granted unless the Company can demonstrate that the transfer would cause unreasonable harm and detriment to the Company. The Company shall have ten (10) days from notification by the Holder to approve or not of the transferee and failure to respond in writing within this period shall be deemed an approval.

2.2

Fair

Market Value. [The Put Rights have been intentionally deleted.). For purposes of this Warrant, "Fair Market Value" shall mean the following:

(a)

If any shares of Common Stock in the Company (or any other stock or other security convertible into the Common Stock (or economic benefit thereof) receivable upon exercise of this Warrant) ("Warrant Common Stock") are being sold pursuant to a public offering under an effective registration statement under the Act which has been declared effective by the Securities and Exchange Commission, and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares of Warrant Common Stock in the final prospectus for such public offering.

(b)

If any shares of Warrant Common Stock in the Company are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined pursuant to clause (a) of this definition, the Fair Market Value shall mean the average of the values determined by (i) and (ii) below (unless only (i) or (ii) is applicable, which shall cause the only applicable value from (i) or (ii) to be used), The values shall be determined as follows: (i) the average of the daily closing prices for the 10 trading days immediately preceding the delivery by the Holder of its notice to the Company regarding valuation or (ii) the closing price on the date preceding the date of the occurrence of event or events which prompted Holder's request for valuation, excluding any trades which are not bona fide-, arm's length transactions. The closing price for each day shall be the last reported sale price on such date or, if no such sales takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported in the Wall Street Journal, or, if not reported therein, as reported in the principal national securities exchange or national market system on which such shares of Warrant Common Stock are then listed, admitted to trading or traded.

(c)

If no shares of Warrant Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a registration described in clause (a) of this definition, the Fair Market Value shall mean the average of the values determined by taking the average of the reported closing bid and asked prices thereof in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system on the dates indicated by (i) and (ii) below (unless only (i) or (ii) is applicable, which shall cause the only applicable date to be used). The values shall be determined on the following dates. (i) the date upon which the Holder delivers its notice to the Company regarding valuation or (ii) the date preceding the date of the occurrence of event or events which prompted Holder's request for valuation, or, if such shares of Common Stock are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either ease as reported by any member firm of the New York Stock Exchange reasonably selected by the Holder.

(d)

If a substantial number of shares of Warrant Common Stock in the Company are sold (over twenty five percent (25.00%) of the issued and outstanding shares of Common Stock) to one or more third parties in a private, arms-length, transaction or if the Company or shareholders of the Company receive and reject a bonafide offer at a price per share equal to or greater than Fair Market Value from a third party to purchase such shares (not including any sales pursuant to a stock option or other employee benefit plan), or if substantially all of the assets of the Company are being sold to one or more third parties in a private, armslength, transaction, and provided in any case that at the time of such sale, clauses (a) through (0 of this definition do not apply, the Fair Market Value of a share of Warrant Common Stock shall be an amount, as applicable, equal to either (i) the highest per share purchase price paid (or provided in the bonafide offer) by any third party for the purchase of shares of Warrant Common Stock in such transaction, or (ii) the per share amount arrived at by dividing the entire purchase price paid by any such third parties for the Company's assets in such transaction by the number of shares of Common Stock outstanding immediately prior to such sale, and assuming for purposes of the foregoing calculation the exercise in full of this Warrant immediately prior to such calculation. For purposes of this Warrant, a "bona fide offer from a third party" shall. consist of: i) written evidence of an offer; ii) from a party with the demonstrated ability or the reasonable expectation of the ability to close the transaction; and iii) contain reasonable terms and conditions for closing.

(e)

If no shares of Warrant Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, if no such shares of Common Stock (or any other stock or other securities at the time receivable upon exercise of this Warrant) are being offered to the public pursuant to a registration described in clause (a) of this definition, and if no private sale is being effected pursuant to clause (d) of thisdefinition, the Fair Market Value of the Common Stock (or any other stock or other securities at the time receivable upon exercise of this Warrant) shall be an amount equal to the value as determined on the appraised basis. If an appraiser is selected by mutual agreement of both parties, then the Fair Market Value of the Common Stock shall be computed using the appraised value determined by such appraiser. If the parties cannot agree on an appraiser then each party shall choose an appraiser and each appraiser shall appraise the Fair Market Value of the Company (the "Company's FMV"). If the Company's, FMV as determined by the two appraisers is different by less than 5%, then the average of the two appraised values shall be used as the appraised value in the calculation of the Fair Market Value of the Common Stock. If the determination of the Company's FMV as determined by the two appraisers is different by 5% or more, then the two appraisers shall select a third appraiser who will perform an appraisal. After the third appraisal is completed, the two closest in value of the three appraisals of the Company's FMV shall be averaged and that average shall be used as the appraised value in the calculation of the Fair Market Value of the Common Stock. If the highest and lowest appraised values of the Company's FMV are equidistant from the third appraised value, then the mean appraised value of tle. highest and lowest shall be used. The Fair Market Value of the Common Stock shall then be determined by taking the applicable Company's FMV and dividing it by the aggregate number of outstanding shares of Common Stock immediately after the exercise of the put rights granted pursuant to this Warrant to determine the Fair Market Value of a share of Common Stock.

2.3.

[Intentionally deleted..]

2.4 Extension of Ex iration of Warrant. To the extent Magnet Capital is prevented from exercising its Warrant and/or prevented from exercising the Warrant and selling the shares due to any securities of underwriting restrictions, the expiration date of the Warrant shall be extended for the same amount of time that Magnet Capital was prohibited from exercising the Warrant and selling shares.

2.5 Senior Lender Waiver, No Defaults, If a lender to the Company must consent to the payment under this Warrant or acknowledge that no default is created by such payment under this Warrant and the Company is not able to obtain the required consent or acknowledgment despite its best efforts to obtain such consent or acknowledgment, Holder's rights under the Warrant shall continue as if the right to receive such payment had ,not been exercised, except that Holder shall receive an interest payment equal to the amount of the Warrant payment that was to be made times the Deferred Payment Rate (defined below). The Deferred Payment Rate will be the sum of the Prime Rate of interest plus three percent (3:00%) divided by 365 times the number of days elapsed from when the Warrant payment was initially due until the date the Warrant payment is received by the Holder.

2.6

[Intentionally deleted,]

           2.7

[Intentionally deleted.]

                         ARTICLE 3.  Exercise Price; Adjustment to Number of Warrants

           3.1        Exercise Price.  The Exercise Price for each share of Common Stock underlying the Warrant shall be $1.00

           3.2       Adjustment for Dividends in Other Stock, Property Reclassifications. In
case at any time or from time to time after the Effective Date the holders of any Warrant

Common Stock of the Company shall have received, or, on

or after the record date fixed for the

determination of eligible stockholders, shall have become entitled to receive, without payment therefor,

(a)

other or additional stock or other securities or property (other than cash) by way of dividend, or

(b)

any cash paid or payable out of any source other than retained or current earnings (determined in accordance with generally accepted accounting principles), or

(c)

other or additional stock or other securities or property (including cash) by way of stock-split, spin-off, reclassificati0n, combination or shares or similar corporate arrangement, (other than additional shares of Common Stock of the Company, or any other stock or securities into which such Common Stock shall have been changed, or any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities, issued as a stock dividend or stock-split, or other such adjustments, which matters shall be covered by the terms of Section 3.4 or 3.5), then and in each such case the Holder, upon the exercise hereof as provided in Section 1. 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses 3.2 (b) and (c) above) which such Holder would hold on the date of such exorcise if on the Effective Date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during. the period from the Effective Date through the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clauses 3.2 (b) and (c) above) receivable by it as aforesaid during such period, giving effect to all adjustments ogled for during such period by Sections 3.2 and 3.3,

3.3  Adjustment for Reorganization. Consolidation Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Effective Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another entity, then and in each such case Holder, upon the exercise hereof as provided in Section 1.1 at any time after the consummation of such reorganization, consolidation, merger or conveyance) shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Sections 3.2,

6

3.4 and 3.5. In each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

3.4

Adjustment for issue or Sale of Common Stock at Less than Fair Market

Value. In case at any time or from time to time after the Effective Date the Company shall issue, distribute or sell shares of Warrant Common Stock for consideration per unit less than the greater of the Exercise Price or the then Fair Market Value, Men and in each such case the Holder, upon the exercise hereof as provided in Section 1.1, shall be entitled to receive, in lieu of the number of shares of Warrant Common Stock theretofore receivable upon exercise of this Warrant, number of shares of Warrant Common Stock determined under the following formula:

Where: X= The increase in the number of shares of Warrant Common Stock acquirable hereunder

B=

The number of shares of Common Stock acquirable hereunder immediately prior to the issuance referenced in this paragraph

A=

The greater of the Exercise Price or the Fair Market Value per share effect immediately prior to the issuance referenced in this paragraph

C=

The Adjusted Share Value (defined below)

For purposes hereof, the "Adjusted Share Value" upon the closing of any issuance referenced in this paragraph shall be the amount equal to (A) the sum of (i) the amount obtained by multiplying the shares of Warrant Common Stock outstanding immediately prior to the issuance by the greater of the Exercise Price or the Fair Market Value per share in effect immediately prior to the issuance, and (ii) the aggregate consideration that the Company receives from the issuance, and F, dividing the resulting sum by the number of shares of Warrant Common Stock outstanding immediately after the issuance.

If the Company issues, distributes or sells` any additional shares of Warrant

Common Stock, additional shares of such stock or any other securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) for u net consideration that would dilute the purchase rights evidenced by this Warrant, then and in each such case the number of shares of Warrant Common. Stock to be issued pursuant to this Warrant shall forthwith be adjusted, substantially in the manner provided for above in this section ],4"S0 as to protect the holder of this Warrant against the effect of such dilution.

3.5 Split and Reverse Splits. If the Company at any time or from time to time after the Effective Date effects a subdivision of the outstanding shares of Warrant Common Stock, the number of shares of Warrant Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price shall be proportionately adjusted to reflect the subdivision, if the Company at any time or from time to time after the Effective Date combines the outstanding shares of Warrant Common Stock into a smaller number, the number of shares of Warrant Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 3.5 shall become effective at the close of business on the date the subdivision or combination becomes effective;

3.6 No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be reasonably necessary or appropriate in order that. the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrant at the time outstanding.

3.7 Other Action Affecting Shares of Common Stock. In case after the date hereof the Company shall take any action affecting the shares of Warrant Common Stock or other stock, securities or property receivable upon exercise of this Warrant, other than an action described in any of the foregoing Sections 3.1 to 3.5 hereof, inclusive, which in the opinion of the Company's officers or Board of Directors would have a materially adverse effect upon the rights of the Holder of this Warrant, the securities issuable upon exercise of this Warrant (and/or Exercise Price) shall be adjusted in such manner and at such time as the officers or Board of Directors, as applicable, may in good faith determine to be equitable in the circumstances,

3.8 Officer's Certificate as to Adjustment. In each case of an adjustment in the shares of Warrant Common Stock or other stock, securities or property receivable on the exercise of the Warrants, an officer of the Company shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares of Warrant Common Stock issued or sold or deemed to have been issued or sold, and (b) the number of shares of Warrant Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant at the time outstanding.

3.9 Adjustment of Other Securities, If at any time, as a result of any adjustment made pursuant to Article 3 hereof, the Holder of this Warrant thereafter shall become entitled to receive, upon exercise hereof, any stock or other securities other than the shares of Warrant Common Stock, thereafter the number of such other securities so receivable upon exercise hereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Warrant Common Stock contained above in this Article 3 and the provisions of this Article 3 with respect to the shares of Warrant Common Stock shall apply on like terms to any such other securities.

3.10 Notices of Record Date. In ease

(a)

 the Company shall take a record of the holders of shares of Warrant Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any stock or other securities, or to receive any other right, or

(b)

 of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company to another entity, or

(c)

 of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Warrant Common Stock shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 business days prior to the date therein specified,

3.11 Notices. All notices and other communications provided for or permitted pursuant to this Warrant shall be made in writing by hand-delivery, facsimile, or air-courier guaranteeing next business day delivery at the following addresses:

If to the Company:

Calibrus, Inc

1225 West Washington Phoenix, Arizona 8528'1 Attention: David Biggs Phone: 602-778-7510

Fax: 602-778-7569

If to Holder:

Magnet Capital L.P.

3550 North Central Avenue Suite 1400

Phoenix:, Arizona 85012

Attention: Gregory Mischel Phone: 602-222-4801 Fax: 602-222-4807

All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or facsimile, on the date of such delivery, and (ii) in the case of air courier, on the Business Day after the date when sent.

ARTICLE 4. Further Covenants of the Company

4.1 Warrant Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of this Warrant, will, upon issuance, by duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized, and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant,

4.2

Exchange of Warrants.

(a)

Upon surrender for exchange or transfer of any Warrant certificate, properly endorsed, to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the Holder thereof a new Warrant certificate or certificates so surrendered. Until transfer of this -Warrant certificate on the books of the Company, the Company may treat the registered Holder hereof as the owner for all purposes.

(b)

The Company shall pay all taxes and other governmental charges that may be imposed in respect to the issuance or delivery of shares of Common Stock to the Holder other than taxes imposed on the income of the Holder as a result of (i) the receipt, exercise, sale, exchange, transfer or other disposition of the Warrant, and (ii) the receipt, sale, exchange, transfer or other disposition of the shares of Common Stock. Notwithstanding anything to the contrary, the Company shall not be required to pay any tax or other charge imposed solely in connection with any transfer, sale, exchange or other disposition resulting in the issuance of any warrants or shares of Common Stock in any name other than that of the registered Holder thereof, and in any such case, the Company shall not be required to issue or deliver any warrant or shares of Common Stock until such tax or other charge has been paid by the Holder or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4.3 Registration Under 1933 Act, as amended. The Company agrees that the shares of Common Stock issued upon exercise of this Warrant shall be subject to the registration rights set forth on Exhibit C, attached hereto, all of which are incorporated by this reference into this Warrant.

 4.4 Covenants to Survive Loan Payoff Covenants from the Loan Agreement shall survive for the term of this Warrant, or for so long as Magnet Capital holds a majority of shares of Common Stock from the complete exercise of the Warrant, as follows: Section 32. Other Conditions (Board representation or observation rights).

ARTICLE 5. .Miscellaneous

 5.1 Amendments. This Warrant may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the Company and the Holder.

 5.2 Governing Law. This Warrant shall be governed by and construed in accordance with the substantive law of the State of Arizona without giving effect to the principles of conflicts of law thereof The section headings herein are for convenience only and shall not affect the construction hereof.

 5.3 No Rights as Shareholder. Except as otherwise provided herein, the fielder of this Warrant shall not be entitled to .any rights as a shareholder of the -Company until and. to the extent that this Warrant has been exercised in accordance with the terms.. hereof.

5.4

Construction,. The headings contained in this Warrant are for reference purposes only and will not affect in way the meaning or interpretation of this Warrant All terms used in one number or :gender shall be construed to include any other number or gender as the context may require. Whenever the words "include," "includes;" or 'including" are used in this Warrant, shall. Be deemed to be followed by the words "without limitation."

 5.5 Entire Agreement, This Warrant, together with any other documents and certificates delivered hereunder or with respect to the Loan, state the entire agreement of the Company and the Holder with respect to the subject matter hereof, merge all prior negotiations, agreements and understandings, if any, and state in full all representations, warranties and agreements which have induced this Warrant.

 5.6 Dates and Times. IT any date set forth in this Warrant shall fall on a day other than a business day in Phoenix, Arizona, said date shall be deemed to be the next full business day succeeding that date. All times shall be the local time in Phoenix, Arizona.

5.7.

Successors. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

5.8 Lost, Stolen Mutilated or Destroyed Warrant. If this Warrant becomes lost, stolen, mutilated or destroyed, the Company may issue a new Warrant of like denomination, tenor and date in the place of this Warrant and the Company may require the owner of the lost, stolen or destroyed Warrant to indemnify the Company against any claim that may be made against it on account of the alleged loss, theft or destruction .of any such Warrant or the issuance of such new Warrant.

IN WITNESS WHEREOF, the Company. has caused this Amended and Restated Common Stock Warrant to be executed on this 31st  day of March,. 2004, by its proper corporate officer thereunto duly authorized.

CALIBRUS, INC

By: /s/ David Biggs

Name: David Biggs Title: CEO

EXHIBIT A

EXERCISE NOTICE

(To be signed only upon exercise of Warrant) To: CAIABRUS, INC

The undersigned, the Holder of the enclosed Warrant Certificate, hereby irrevocably elects to exercise the acquisition right represented by such Warrant Certificate for, and to acquire thereunder, at an exercise price of $1.00 per share upon exercise to the undersigned, shares of Common Stock of Calibrus, Inc. The undersigned herewith delivers the exercise price and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

(Signature must conform in all' respects to name of holder as specified on the face of the Warrant Certificate)

(Address)

(Tax Identification Number)

insert the number of shares of Common Stock called  for on the face of the Warrant Certificate or, in the: case of a partial exercise, the portion thereof as to :which. The Warrant is being exercised.

EXHIBIT B
FORM OF ASSIGNMENT
(To be signed only upon transfer of Warrant)

For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the attached Warrant Certificate to purchase  shares of Common Stock (as defined in the attached Warrant Certificate), with full power of substitution.

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Address)

EXHIBIT C
REGISTRATION RIGHTS

The agreement_ of the -.Company and the Holder with respect to registration rights are set forth in this Exhibit C and .are incorporated by reference into the Warrant:

SECTION I. Definitions. As used in this Exhibit C, the terms listed in this Section shall have the meanings set forth below:

(a)

"Affiliate" of any Person means any other Person who either directly or indirectly is in control of, is controlled by or is under common control with such Person; provided that for purposes of this definition an investment entity shall be deemed to be controlled by its investment manager, investment advisor or general partner. The term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative thereto,

(b)

"Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of Phoenix are authorized by law, regulation or executive order to close,

(c)

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder; as the same are effect from time to time.

(d)

"Holder" shall mean the Holder of the Warrant and its successors, assigns and transferees (subject to Section 1:3 hereof).

(e) "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

(f)

"Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

(g)

"Registrable Securities" shall mean (i) all shares of Common Stock issued or issuable to the Holder pursuant to the Warrant or any Preferred Stock of the Company or any other security (or economic benefit thereof) convertible into shares of stock of the company (or eligible to receive the economic benefit thereof); and (ii) any other securities issued as a result of or in connection with stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the shares of Common Stock referred in the Warrant; provided, however, that Registrable Securities shall cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement; or (ii) such Registrable Securities have been transferred pursuant to Rule 144 under the Securities Act.

(h)

"Registration Expenses" shall have the meaning set forth in Section 6 hereof.

(i)

"Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement including post effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(j)

"SEC" shall mean the U.S., Securities and Exchange Commission, or any other U.S. federal .agency at the time administering the Securities Act.

(k) "Securities Act" shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

(l) "Underwritten Offering" shall mean an offering that is registered under the Securities Act in which securities of the Company are sold pursuant to a firm commitment underwriting, to an underwriter at a fixed price for reoffering to the public or pursuant to agency or best efforts arrangements with an underwriter.

SECTION 2. Applicable Securities. The Registrable Securities are entitled to the benefits of this Exhibit C.

SECTION 3. Demand Registration.

(a)

Demand Registration (i) At any time after the Company's initial public offering and provided that there is then no effective Registration Statement in effect with respect to such Registrable Securities, the Company will effect, in accordance with the terms set forth in this Exhibit C, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Holder, subject to Section 3(c) hereof. If such Registration Statement is for an Underwritten Offering, the Company or the Requesting Securityholders may, at their request, join in the underwriting on the same terms and conditions as the Holder except that the Holder shall not be required to give any representations and warranties relating to the Company.

2

(ii) .Expenses. The Company shall pay all Registration Expenses with respect to any demand registration pursuant to this- Section 3.

(b) Effectiveness of Registration Statement. The Company agrees to (i) cause the Registration Statement relating to any demand registration pursuant to this Section 3 to become effective under the Securities Act as promptly as practicable; (ii) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph; and (iii) prevent the happening of any event of the kinds described in clauses (4) or (5) of Section 5(000 hereof.

Notwithstanding anything to the contrary, the Company shall only be required to effect two (2) demand registrations pursuant to the provisions of this Section 3. A demand registration requested pursuant to this Section 3 will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act and remains continuously effective (except as otherwise permitted under this Agreement) for a period ending on the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed.

(c) inclusion of Other Securities. The Company, and any other holder of the Company's securities that has registration rights, may include its securities in any demand registration effected pursuant to this Section 3; provided, however, that if the managing underwriter or underwriters of any Underwritten Offering contemplated thereby advise the Holder in writing that the total amount or kind of securities which such Holder, the Company or any other holder intends to include in such proposed public offering is sufficiently large to affect the success of the proposed public offering requested by the Holder materially and adversely, then the amount or kind of securities to be offered for the account of the Company or any such other holder shall be reduced to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters.

(d)

Manner of Sale.. The Company may cause any Registrable Securities that are the subject of a demand registration pursuant to this Section 3 to be sold in an. Underwritten Offering in which event the Company shall have the right to designate the managing underwriter or underwriters thereof subject to the approval of the Holder,

SECTION 4. Piggyback Registration. If the Company at any time proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8, or any successor or substantially similar form or a registration statement covering (i) an employee stock option, stock purchase, compensation or similar plan or securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan) or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company (a "Requesting Securityholder"), then the Company shall in each case give written notice of such proposed filing to the Holder at least 20 Business Days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to the Holder the opportunity to have any or all of the Registrable Securities held by such Holder included in such registration statement, If the Holder desires to have its Registrable Securities registered under this Section 4, it shall so advise the Company in writing within 20 Business Days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that if such Registration Statement is for an Underwritten Offering, the Holder shall join in the underwriting on the same terms and conditions as the Company or the Requesting Securityholders except that the Holder shall not be required to give any representations and warranties relating to the Company.

SECTIONS, Registration Procedures and Other Agreements.

(a)

General, In connection with the Company's registration obligations pursuant to Section 3 and, to the extent applicable thereto, Section 4 hereof, the Company will:

(i)

prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective as set forth in Section 3(b); provided, however, that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement;

(ii)

notify the Holder promptly (I) when a new Registration Statement, amendment thereto, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for such purpose, (5) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement of a material fact made in any Registration Statement or Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not. misleading; and. make every reasonable effort to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

(iii)

furnish to the Holder, without charge, at least one manually signed or "edgarized" copy and as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendment thereto, and one copy of all financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

(iv)

deliver to the Holder, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Holder may reasonably request;

(v)

use its reasonable best efforts to register or qualify under the securities or blue sky laws of such jurisdictions as the Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the then effective Registration Statement; provided, however, that the Company will not be required to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, or (y) subject itself to general taxation in any such jurisdiction, or (z) register or qualify such Registrable Securities under the securities or blue sky laws of any jurisdiction in which the Company does not then maintain a currently effective registration or qualification of any of its securities;

(vi)

upon the occurrence of any event contemplated by clause (6) of Section 5(0(0 hereof, as promptly as practicable (in light of the circumstances causing the occurrence of such event) prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading;

(vii)

use reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form;

(viii)

if the registration is in connection with an Underwritten Offering, enter into an underwriting agreement with respect to the Registrable Securities, which agreement shall contain provisions that are customary in connection with underwritten secondary offerings, including representations and warranties, opinions of counsel, letters of accountants and indemnification provisions with underwriters that acquire Registrable Securities;

(ix)

otherwise use its best efforts to comply in all material respects with all applicable rules and regulations relating to such registration and the distribution of the securities being offered, including, but not limited, to, those of the SEC;

(x)

make available for inspection by a representative of the Holder and any attorney or accountant retained by such Holder, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company, prior to the release or disclosure to them of any such information, records or documents.

(b) The Holder shall furnish to the Company, upon request, in writing such information and documents as, in the opinion of counsel to the Company may be reasonably required to prepare properly and file such Registration Statement in accordance with the applicable provisions of the Securities Act.

SECTION 6. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications or registrations [or the obtaining of exemptions therefrom] of the Registrable Securities), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder and the fees and expenses of any other Person retained by the Company (a11 such fees and expenses being referred to as "Registration Expenses"), shall be borne by the Company, whether or not any Registration Statement becomes effective.

SECTION 7. Suspension of and Restrictions Upon Sales under Certain Circumstances. Upon receipt of any notice from. the Company that dispositions under the then current Prospectus must be discontinued and suspended, the Holder will forthwith discontinue and suspend disposition of Registrable Securities pursuant to such Prospectus until (i) the Holder is advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, or (ii) the Holder receives copies of a supplemented or amended Prospectus contemplated by Section 5(a) hereof, or (iii) the Holder is advised in writing by the COMM), that the use of the Prospectus may be resumed, The Company shall be liable to the Holder for all damages incurred. by the Holder due to any such suspension.

SECTION 8. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Holder, any of its officers and directors, if any, and each person who controls such Holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by the Holder or are contained in any information furnished in writing to the Company by the Holder expressly for use therein,

(b) Indemnification by the Holder. In connection with any Registration Statement covering Registrable Securities of the Holder, the Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses directly resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such Holder to the Company specifically for inclusion therein, if the offering to which the Registration Statement relates is an Underwritten Offering, the Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such Holder of the Company,

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in, but not control, the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person, unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably, satisfactory to the indemnified party in a timely manner, or (B) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing, that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of any such claim as to which such conflict of interest may exist), The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to the entry of any judgment or enter into any 'settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the reasonable fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

(d) Contribution. If for any reason the indemnification provided for in Section 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 8(a) and 8(b) hereof, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section I I (I) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent nlisrepresentations.

SECTION 9.Current Public Information. If applicable, the Company agrees that it will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as may reasonably be required, in each case to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the applicable exemptions provided by (x) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (y) any similar regulation hereinafter adopted by the SEC.

SECTION 10. No Inconsistent Agreements. The Company has not previously entered into and shall not in the future enter into any agreement, arrangement or understanding with. respect to its securities which is inconsistent with the rights granted to the Holder in this Exhibit C.

SECTION I I. Amendments and Waivers. The provisions of this Exhibit C may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of (a) the Company and (b) the Holder.

SECTION 12. Notices. All notices and other communications provided for or permitted pursuant to this Exhibit C hereunder shall be made in writing by hand-delivery, first-class registered or certified mail postage prepaid, facsimile, or air-courier (by an internationally recognized overnight courier) guaranteeing next business day delivery:

(a)

If to the Holder: Magnet Capital L.P., 3550 North Central Avenue, Suite 1400, Phoenix, Arizona 85012, Attention: Principal, facsimile no. 602-222-48.07, or at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 12; and

(b)

If to the Company: Calibrus, Inc, 1225 West Washington, Tempe, Arizona 85281, Attention: President, facsimile no. 602-778-7569, or at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 12.

All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or facsimile, on the date of such delivery, (ii) in the case of air courier next business day delivery, on the Business Day after the date when sent, and (iii) in the case of mailing, on the day indicated on the registered or certified mail receipt.

SECTION 13, Successors and Assigns. The rights under this Exhibit C shall inure to the benefit of and be binding upon the successors, transferees and assigns of the parties hereto; provided, however, that no Person to whom the Registrable Securities are transferred shall have any rights under this Agreement as the Holder unless such Person agrees to be bound by the terms and conditions of this Agreement.